FISCAL 2021 I SECOND QUARTER December 31, 2020 Exhibit 99

SAFE HARBOR This presentation contains certain forward-looking statements concerning Matrix Service Company’s operations, economic performance and management’s best judgment as to what may occur in the future. The actual results for the current and future periods and other corporate developments will depend upon a number of economic, competitive and other influences, many of which are beyond the control of the Company, and any one of which, or a combination of which, could materially affect the results of the Company’s operations. Such forward-looking statements are subject to a number of risks and uncertainties as identified in the Company’s most recent Annual Report on Form 10-K and in subsequent filings made by the Company with the SEC. To the extent the Company utilizes non-GAAP measures, reconciliations will be provided in various press releases and on the Company’s website. 2

• Diversified, premier engineering and construction contractor • Brand leader in utility and process infrastructure, process and industrial facilities, and storage and terminal solutions • Known for consistently strong balance sheet and liquidity • Streamlined cost structure • Diverse and engaged Board aligned with shareholder interests • Tenured senior management team • Organic growth strategy supplemented by strategic bolt-on M&A • Significant opportunities in renewables and low carbon energy such as LNG and hydrogen • Robust opportunity pipeline – short- and long-term BRAND STRENGTH FINANCIAL AND OPERATIONAL STRENGTH GROWTH PROSPECTS Our comprehensive expertise and financial and operational strength position MTRX to capitalize on the dynamic environment and infrastructure needs of our clients as our core markets improve. KEY FINANCIAL TARGETS > 4.5% Operating Margin target > 12% ROIC target > 6.5% EBITDA target < 1.5% CAPEX target < 6% Net Working Capital < 6% SG&A target WHY MTRX IS A GOOD LONG-TERM INVESTMENT 3

ABOUT MATRIX SERVICE COMPANY Matrix is a top tier North American industrial engineering and construction contractor committed to delivering the highest quality work – safely, on time and on budget. OUR PURPOSE We build a brighter future, improve quality of life, and create long-term value for our people, business partners, shareholders, and communities. OUR VISION FULFILLS THIS PURPOSE To be the company of choice for engineering, constructing, and maintaining the energy and industrial infrastructure that people rely on around the world. 4

Our commitment has led to consistent recognition for excellence by our clients, our industry, the business world, and our employees Commitment to safety Put safety first for yourself and others. Create a zero-incident environment through leadership. Integrity Do the right thing every time, ethically and honestly. Positive relationships Be respectful, promote collaboration and build lasting relationships. Stewardship Safeguard all that is entrusted to us. Community involvement Make a difference in the communities where we live and work. Deliver the best Strive for excellence in all we do. Consistently ranked among the Top 100 Contractors by Engineering-News Record Consistently certified as a Great Place to Work® OUR CORE VALUES ARE THE FOUNDATION OF OUR SUCCESS 5 Recognized for 29% of Board membership comprised of female directors Signatory to the largest chief executive officer-driven commitment in the United States

Streamlined operations • Significant cost reductions of approximately $60 million annually realized, focus on achieving continuous improvement and efficiencies • Balancing cost reductions with revenue recovery outlook • Margin profile expected to improve based on strategic changes, reduced costs and revenue normalization • Operationally structured for growth opportunities in new and existing markets While the near-term environment remains challenged, the demand for cleaner energy like LNG and hydrogen, as well as carbon capture, are key growth areas for the Company. CURRENT ENVIRONMENT Near-term environment remains challenging • COVID-19 and low product demand continues to impact our clients, especially those in the energy industry • Opportunity pipeline and market position remains strong; the timing of awards and starts remains uncertain • Expectations for improving project awards, revenue and operating results by the end of the fiscal year 6

($ in thousands, except EPS) FISCAL 2021 | SECOND QUARTER RESULTS Revenue 167,468$ 318,677$ Gross profit 15,313 9.1% 30,001 9.4 % SG&A 16,724 10.0% 23,165 7.3 % Restructuring and impairments 5,045 3.0% 38,515 12.1 % Operating loss (6,456) (3.9)% (31,679) (9.9)% Adjusted operating income (loss)(1) (1,411) (0.8)% 6,836 2.1 % Net loss (4,591) (2.7)% (28,008) (8.8)% Loss per share (0.17) (1.04) Adjusted earnings (loss) per share (1) (0.03) 0.19 Adjusted EBITDA (1) 4,248 2.5% 12,572 3.9% 12/31/2020 12/31/2019 Three Months Ended (1) Represent Non-GAAP f inancial measures. A reconciliat ion to the most comparible GAAP measure is included as an appendix to this slide deck. 7 Strong project execution and significant cost reductions have been achieved. Increasing revenue by fiscal year end will result in improved overhead absorption and higher gross margins. HIGHLIGHTS • Strong project execution • Temporary reduction in revenue resulted in under- recovery of construction overhead costs • Cost savings exceeded expectations • Project awards remain slow in current environment

FISCAL 2021 | SECOND QUARTER SEGMENT RESULTS

($ in thousands)

FY 2021, Q2	Utility & Power Infrastructure	Process & Industrial Facilities	Storage & Terminal Solutions	Corporate	TOTAL
Revenue	$ 52,023	$ 51,262	$ 64,183		$ 167,468
Gross profit	$ 5,597	$ 7,864	$ 1,852		$ 15,313
Gross margin	10.8%	15.3%	2.9%		9.1%
Restructuring	$ 812	$ 3,364	$ 641	$ 228	$ 5,045
Operating income (loss)	$ 2,209	$ 1,113	$ (2,708)	$ (7,070)	$ (6,456)
Adjusted operating income (loss)(1)	$ 3,021	$ 4,477	$ (2,067)	$ (6,842)	$ (1,411)
Backlog	$ 198,212	$ 157,428	$ 267,133		$ 622,773
Awards	$ 16,772	$ 58,100	$ 36,942		$ 111,814
Book-to-bill ratio	0.3	1.1	0.6		0.7

FY 2020, Q2	Utility & Power Infrastructure	Process & Industrial Facilities	Storage & Terminal Solutions	Corporate	TOTAL
Revenue	$ 49,155	$ 142,883	$ 126,639		$ 318,677
Gross profit (loss)	$ (1,226)	$ 13,838	$ 18,026	$ (637)	$ 30,001
Gross margin	(2.5%)	9.7%	14.2%		9.4%
Impairments	$ 24,900	$ 13,615			$ 38,515
Operating income	$ (28,904)	$ (7,162)	$ 11,235	$ (6,848)	$ (31,679)
Adjusted operating income (loss)(1)	$ (4,004)	$ 6,453	$ 11,235	$ (6,848)	$ 6,836
Backlog	$ 219,255	$ 209,722	$ 443,258		$ 872,235
Awards	$ 13,506	$ 72,734	$ 111,042		$ 197,282
Book-to-bill ratio	0.3	0.5	0.9		0.6

(1) Represents a Non-GAAP financial measure. A reconciliation to the most comparible GAAP measure is included as an appendix to this slide deck.

MATRIX SERVICE COMPANY

REVENUE

FY 2021, Q2



31%
38%
31%

FY 2020, Q2



45%
40%
15%

Utility & Power Infrastructure
Process & Industrial Facilities
Storage & Terminal Solutions

8

FISCAL 2021 | SECOND QUARTER LIQUIDITY BRIDGE Overall liquidity position is strong. Cash flow from operations was $20.8 million in the quarter enabling us to repay all debt and increase cash by $11.3 million to $93.5 million. ($ in millions) 9

• Overall cost reduction and organizational restructuring • Positioned the Company to support accelerated drive by the energy and infrastructure markets to reduce carbon emissions • Implemented new reporting segmentation and changed our GICS code from Energy/Equipment and Services to Industrial/Construction and Engineering, better reflecting our business and end markets • Continue to maintain a strong balance sheet to support the needs of the business including working capital and letters of credit Our focus and discipline has kept our balance sheet strong and supports the needs of the business as awards and revenue volumes improve. ACCOMPLISHMENTS 10

Advance work on important ESG initiatives, critical to: • Attracting and retaining best-in-class people • Positively impacting the communities in which we live and work • Supporting projects and business objectives of our clients and investors • Ensuring organizational resilience and long-term sustainable growth First Sustainability Report will be published in Fall 2021 ENVIRONMENT, SOCIAL, AND GOVERNANCE 11

OPERATING SEGMENTS UTILITY & POWER INFRASTRUCTURE PROCESS & INDUSTRIAL FACILITIES STORAGE & TERMINAL SOLUTIONS • LNG peak shaving • Power delivery • Grid connectivity • Renewable power • Power generation • Battery storage • Data cabling • Data centers • Midstream natural gas • Renewables/biofuels • Mining and minerals • Chemical/petrochemical • Aerospace • Refineries • Fertilizer • Industrial facilities • LNG storage and bunkering • NGLs • Specialty vessels • Renewable energy • Crude tanks and terminals • Aftermarket storage products 12

SEGMENT MARKET DRIVERS UTILITY & POWER INFRASTRUCTURE PROCESS & INDUSTRIAL FACILITIES STORAGE & TERMINAL SOLUTIONS • LNG peak shaving facilities which manage variations in commodity prices and seasonal demand requirements • Projects addressing aging electrical infrastructure • Electrical tie-ins for renewable power • Load-following projects such as simple cycle units, reciprocating engines, green hydrogen, carbon capture, and combined heat and power • Natural gas, LNG, ammonia, renewable energy, and NGL storage and terminal solutions driven by strong demand across North America, Central America, and the Caribbean • Hydrogen investment expected to expand significantly through the decade • Domestic crude oil storage opportunities are limited; long-term opportunities for logistics and export are strong 13 • Expanded services in the mid-stream natural gas space to support demand growth • Mining and mineral projects driven by growing commodity demand • Chemicals and petrochemical services as manufacturers look for increased maintenance turnarounds and opex support • Thermal Vacuum Chamber design and construction to support satellite expansion and technology changes • Pent up demand for refinery turn- arounds, maintenance, and repair • Sulfur reduction, biofuels, and refinery conversion projects to support cleaner energy production

SEGMENT MARKET DRIVERS UTILITY & POWER INFRASTRUCTURE PROCESS & INDUSTRIAL FACILITIES STORAGE & TERMINAL SOLUTIONS • LNG peak shaving facilities which manage variations in commodity prices and seasonal demand requirements • Projects addressing aging electrical infrastructure • Electrical tie-ins for renewable power • Load-following projects such as simple cycle units, reciprocating engines, green hydrogen, carbon capture, and combined heat and power • Natural gas, LNG, ammonia, renewable energy, and NGL storage and terminal solutions driven by strong demand across North America, Central America, and the Caribbean • Hydrogen investment expected to expand significantly through the decade • Domestic crude oil storage opportunities are limited; long-term opportunities for logistics and export are strong 14 • Expanded services in the mid-stream natural gas space to support demand growth • Mining and mineral projects driven by growing commodity demand • Chemicals and petrochemical services as manufacturers look for increased maintenance turnarounds and opex support • Thermal Vacuum Chamber design and construction to support satellite expansion and technology changes • Pent up demand for refinery turn- arounds, maintenance, and repair • Sulfur reduction, biofuels, and refinery conversion projects to support cleaner energy production

SEGMENT MARKET DRIVERS PROCESS & INDUSTRIAL FACILITIES STORAGE & TERMINAL SOLUTIONS • Natural gas, LNG, ammonia, renewable energy, and NGL storage and terminal solutions driven by strong demand across North America, Central America, and the Caribbean • Hydrogen investment expected to expand significantly through the decade • Domestic crude oil storage opportunities are limited; long-term opportunities for logistics and export are strong 15 • Expanded services in the mid-stream natural gas space to support demand growth • Mining and mineral projects driven by growing commodity demand • Chemicals and petrochemical services as manufacturers look for increased maintenance turnarounds and opex support • Thermal Vacuum Chamber design and construction to support satellite expansion and technology changes • Pent up demand for refinery turn- arounds, maintenance, and repair • Sulfur reduction, biofuels, and refinery conversion projects to support cleaner energy production UTILITY & POWER INFRASTRUCTURE • LNG peak shaving facilities which manage variations in commodity prices and seasonal demand requirements • Projects addressing aging electrical infrastructure • Electrical tie-ins for renewable power • Load-following projects such as simple cycle units, reciprocating engines, green hydrogen, carbon capture, and combined heat and power

Diversification allows for significant growth and provides protection against seasonal and other market cyclicality. Focus on low carbon energy, renewables, and electrical supports our clients’ drive to reduce their carbon footprint. STRATEGIC TRANSITION AND DIVERSIFICATION 70% 30% 40% 60% 2011 CURRENT Crude Oil Non-Crude Oil AVERAGE BUSINESS PORTFOLIO MIX 16 • Expand gas value chain services • Develop presence in chemical/petrochemical • Grow electrical infrastructure • Renewable energy services • Protect crude market service offering • International deployment • Strengthen engineering and process capabilities across all segments

THE ROLE OF HYDROGEN SOURCE: U.S. Department of Energy, Hydrogen Strategy – Enabling a Low-Carbon Economy 17

MATRIX SERVICE COMPANY AND CHART TECHNOLOGIES OFFERING A COMPLETE SMALL-SCALE LH2 OFFERING © 2021 Chart Industries, Inc. Confidential and Proprietary H2 Production Technology* Liquefaction Process* Liquefaction Equipment Carbon Capture* Storage Vessels Site/Civil Engineering/BOP Controls/Electrical Load Out Systems Commissioning Aftermarket Services SUPPLY OF TECHNOLOGY, EQUIPMENT, AND CONSTRUCTION Combined *Chart provides engineering, equipment and technology; Matrix provides engineering, fabrication, and associated installation & construction 18

KEY PERFORMANCE LONG-TERM TARGETS MEASURING OUR SUCCESS Long-term Expected Margin Utility & Power Infrastructure 10% - 12% Process & Industrial Facilities 9% - 11% Storage & Terminal Solutions 10% - 12% Quarterly Consolidated SG&A Run Rate (excluding variable incentives) $18 million Effective Tax Rate 27% Capital Expenditures (as % of revenue) 1.5% FINANCIAL EXPECTATIONS *The following can be used for modeling purposes. OUR EMPLOYEES COME FIRST > 40 Average annual training hours per employee > 90% Staff employee retention 0 TRIR / Safety > 4.5% Operating Margin target > 12% ROIC target > 6.5% EBITDA target < 1.5% CAPEX target KEY FINANCIAL TARGETS < 6% Net Working Capital < 6% SG&A target 19 Continued refinement of cost structure while preserving capabilities positions the Company for improved operating results and achievement of long-term key financial targets.

MTRX IS A GOOD LONG-TERM INVESTMENT 20 • Diversified, premier engineering and construction contractor • Brand leader in utility and process infrastructure, process and industrial facilities, and storage and terminal solutions • Known for consistently strong balance sheet and liquidity • Streamlined cost structure • Diverse and engaged Board aligned with shareholder interests • Tenured senior management team • Organic growth strategy supplemented by strategic bolt-on M&A • Significant opportunities in renewables and low carbon energy such as LNG and hydrogen • Robust opportunity pipeline – short- and long-term BRAND STRENGTH FINANCIAL AND OPERATIONAL STRENGTH GROWTH PROSPECTS Our comprehensive expertise and financial and operational strength position MTRX to capitalize on the dynamic environment and infrastructure needs of our clients as our core markets improve.

Q & A

Appendix

23 BACKLOG Significant project award opportunities remain across our segments, timing is uncertain. $300 $272 $255 $219 $183 $273 $233 $198 $380 $376 $368 $210 $162 $146 $151 $158 $466 $450 $459 $443 $382 $340 $294 $267 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 FY 2019, Q3 FY 2019, Q4 FY 2020, Q1 FY 2020, Q2 FY 2020, Q3 FY 2020, Q4 FY 2021, Q1 FY 2021, Q2 Utility & Power Infrastructure Process & Industrial Facilities Storage & Terminal Solutions 23

FISCAL 2021 | YTD SEGMENT RESULTS

($ in thousands)

FY 2021 YTD	Utility & Power Infrastructure	Process & Industrial Facilities	Storage & Terminal Solutions	Corporate	TOTAL
Revenue	$ 112,694	$ 97,193	$ 140,352		$ 350,239
Gross profit	$ 12,510	$ 11,523	$ 5,630		$ 29,663
Gross margin	11.1%	11.9%	4.0%		8.5%
Restructuring	$ 823	$ 2,864	$ 654	$ 384	$ 4,725
Operating income (loss)	$ 6,889	$ 1,222	$ (4,086)	$ (13,939)	$ (9,914)
Adjusted operating income (loss)(1)	$ 7,712	$ 4,086	$ (3,432)	$ (13,555)	$ (5,189)
Backlog	$ 198,212	$ 157,428	$ 267,133		$ 622,773
Awards	$ 38,090	$ 108,896	$ 67,561		$ 214,547
Book-to-bill ratio	0.3	1.1	0.5		0.6

FY 2020 YTD	Utility & Power Infrastructure	Process & Industrial Facilities	Storage & Terminal Solutions	Corporate	TOTAL
Revenue	$ 96,882	$ 297,760	$ 262,132		$ 656,774
Gross profit	$ (1,394)	$ 27,428	$ 37,768	$ (1,336)	$ 62,466
Gross margin	(1.4%)	9.2%	14.4%		9.5%
Impairments	$ 24,900	$ 13,615			$ 38,515
Operating income (loss)	$ (31,704)	$ (510)	$ 23,991	$ (14,682)	$ (22,905)
Adjusted operating income (loss)(1)	$ (6,804)	$ 13,105	$ 23,991	$ (14,682)	$ 15,610
Backlog	$ 219,255	$ 209,722	$ 443,258		$ 872,235
Awards	$ 44,297	$ 219,553	$ 255,120		$ 518,970
Book-to-bill ratio	0.5	0.7	1.0		0.8

(1) Represents a Non-GAAP financial measure. A reconciliation to the most comparible GAAP measure is included as an appendix to this slide deck.

MATRIX SERVICE COMPANY

REVENUE


FY 2021 YTD
28%
40%
32%
FY 2020 YTD
45%
40%
15%
Utility & Power Infrastructure
Process & Industrial Facilities
Storage & Terminal Solutions

24

ADJUSTED EBITDA ($ in thousands) 25 December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019 Net loss (4,591)$ (28,008)$ (7,628)$ (21,857)$ Goodwill and other intangible asset impairment - 38,515 - 38,515 Restructuring costs 5,045 - 4,725 - Interest expense 358 444 733 833 Benefit from income taxes (1,212) (3,302) (942) (591) Depreciation and amortization 4,648 4,923 9,287 9,702 Adjusted EBITDA 4,248$ 12,572$ 6,175$ 26,602$ Three Months Ended Six Months Ended 25

ADJUSTED DILUTED EARNINGS PER SHARE ($ in thousands, except EPS) December 31 December 31 December 31 December 31 2020 2019 2020 2019 Net loss, as reported (4,591)$ (28,008)$ (7,628)$ (21,857)$ Restructuring costs incurred 5,045 - 4,725 - Goodwill and intangible asset impairments - 38,515 - 38,515 Tax impact of adjustments and other net tax items (1,299) (5,275) (1,217) (5,275) Adjusted net income (loss) (845)$ 5,232$ (4,120)$ 11,383$ Loss per fully diluted share, as reported (0.17)$ (1.04)$ (0.29)$ (0.81)$ Adjusted earnings (loss) per fully diluted share (0.03)$ 0.19$ (0.16)$ 0.41$ Three Months Ended Six Months Ended 26

ADJUSTED OPERATING INCOME – SECOND QUARTER ($ in thousands) 2Q FY2021 Utility & Power Infrastructure Process & Industrial Facilities Storage & Terminal Solutions Corporate TOTAL Operating income (loss) 2,209$ 1,113$ (2,708)$ (7,070)$ (6,456)$ Add: Restructuring costs 812 3,364 641 228 5,045 Adjusted operating income (loss) 3,021$ 4,477$ (2,067)$ (6,842)$ (1,411)$ 2Q FY2020 Utility & Power Infrastructure Process & Industrial Facilities Storage & Terminal Solutions Corporate TOTAL Operating income (loss) (28,904)$ (7,162)$ 11,235$ (6,848)$ (31,679)$ Add: Impairments 24,900 13,615 38,515 Adjusted operating income (loss) (4,004)$ 6,453$ 11,235$ (6,848)$ 6,836$ 27

ADJUSTED OPERATING INCOME – YTD ($ in thousands) FY 2021 YTD Utility & Power Infrastructure Process & Industrial Facilities Storage & Terminal Solutions Corporate TOTAL Operating income (loss) 6,889$ 1,222$ (4,086)$ (13,939)$ (9,914)$ Add: Restructuring costs 823 2,864 654 384 4,725 Adjusted operating income (loss) 7,712$ 4,086$ (3,432)$ (13,555)$ (5,189)$ FY 2020 YTD Utility & Power Infrastructure Process & Industrial Facilities Storage & Terminal Solutions Corporate TOTAL Operating income (loss) (31,704)$ (510)$ 23,991$ (14,682)$ (22,905)$ Add: Impairments 24,900 13,615 38,515 Adjusted operating income (loss) (6,804)$ 13,105$ 23,991$ (14,682)$ 15,610$ 28